Exhibit 32.4
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Idaho Power Company (the "Company") on Form 10-Q for the quarter ended March 31, 2014 (the "Report"), I, Steven R. Keen, Senior Vice President, Chief Financial Officer, and Treasurer of the Company, certify that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven R. Keen
Steven R. Keen
Senior Vice President, Chief Financial Officer, and Treasurer
May 1, 2014